Exhibit 13.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Etao International Co., Ltd. (the “Company”) on Form 20-F Amendment 2 for the year ended December 31, 2022 as filed with the Securities and Exchange Commission (the “Report”), I, Wensheng Liu, Chief and Principal Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 22, 2024	By:	/s/ Wensheng Liu
Wensheng Liu
Chief and Principal Executive Officer